EXECUTION VERSION 742465929 16518096 ELEVENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT This ELEVENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 30, 2021, is entered into by and among the following parties: (i) DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”); (ii) DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”); (iii) PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”); (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Group Agent for its Purchaser Group; (v) MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Committed Purchaser and as Group Agent for its Purchaser Group; (vi) FIFTH THIRD BANK, NATIONAL ASSOCIATION (F/K/A FIFTH THIRD BANK), as a Committed Purchaser and as Group Agent for its Purchaser Group; (vii) MIZUHO BANK, LTD., as a Committed Purchaser and as Group Agent for its Purchaser Group; and (viii) THE TORONTO DOMINION BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group. Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below. BACKGROUND A. The parties hereto have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (such date, the “Original Closing Date”) (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). B. Concurrently herewith, the parties hereto and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Eighth Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).

742465929 16518096 2 C. The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A. SECTION 2. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows: (a) Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (c) No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non- Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event. SECTION 3. Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), certificates and other deliverables listed on the closing memorandum attached as Exhibit B hereto, in each case, in form and substance acceptable to the Administrative Agent. SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed

742465929 16518096 3 shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 6. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). SECTION 7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof. [Signature Pages Follow.]

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-1 742465929 16518096 IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written. DXC RECEIVABLES LLC, as Seller By: Name: Title: DXC TECHNOLOGY COMPANY, as Servicer By: Name: Title: Ceyhun Cetin Vice President & Treasurer Ceyhun Cetin Assistant Treasurer

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-2 742465929 16518096 PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By:____________________________________ Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By:____________________________________ Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By:____________________________________ Name: Michael Brown Title: Senior Vice President

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-3 742465929 16518096 WELLS FARGO, NATIONAL ASSOCIATION, as a Committed Purchaser By: ________________________________________________________________ Name: Title: WELLS FARGO, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: ________________________________________________________________ Name: Title: Jonathan Davis Vice President Jonathan Davis Vice President

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-4 742465929 16518096 MUFG BANK, LTD., as a Committed Purchaser By: ________________________________________________________________ Name: Title: MUFG BANK, LTD., as Group Agent for its Purchaser Group By: ________________________________________________________________ Name: Title: Eric Williams Managing Director Eric Williams Managing Director

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-6 742465929 16518096 MIZUHO BANK, LTD., as a Committed Purchaser By: ________________________________________________________________ Name: Title: MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: ________________________________________________________________ Name: Title:

Eleventh Amendment to the Receivables Purchase Agreement (DXC Receivables LLC) S-7 742465929 16518096 THE TORONTO DOMINION BANK, as a Committed Purchaser By: ________________________________________________________________ Name: Title: THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group By: ________________________________________________________________ Name: Title: Luna Mills Managing Director Luna Mills Managing Director

Exhibit A 742465929 16518096 Exhibit A Amendments to the Receivables Purchase Agreement [Attached]

EXECUTION VERSION Exhibit A to Eleventh Amendment, dated as of July 30, 2021 Conformed through Tenth Amendment, dated as of August 6, 2020 Conformed through Ninth Amendment, dated as of May 29, 2020 Conformed through Eighth Amendment, dated as of February 18, 2020 Conformed through Seventh Amendment, dated as of November 22, 2019 Conformed through Sixth Amendment, dated as of August 21, 2019 Conformed through the Fifth Amendment, dated as of June 25, 2019 Conformed through the Fourth Amendment, dated as of September 24, 2018 Conformed through the Third Amendment, dated as of August 22, 2018 Conformed through Second Amendment, dated as of September 15, 2017 Conformed through First Amendment, dated as of January 24, 2017 RECEIVABLES PURCHASE AGREEMENT Dated as of December 21, 2016 by and among DXC RECEIVABLES LLC, as Seller, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Purchasers and as Group Agents, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, DXC TECHNOLOGY COMPANY, as Servicer, and PNC CAPITAL MARKETS LLC, as Structuring Agent 742466544 16518096

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 Section 1.01 Certain Defined Terms 1 Section 1.02 Other Interpretative Matters 3433 Section 1.03 Re-transfer of Certain Receivables 3433 ARTICLE II TERMS OF THE PURCHASES AND INVESTMENTS 3534 Section 2.01 Purchase Facility 3534 Section 2.02 Making Investments; Return of Capital 3635 Section 2.03 Yield and Fees 3837 Section 2.04 Records of Investments and Capital 3938 Section 2.05 Selection of Yield Rates 3938 Section 2.06 Defaulting Purchasers and Exiting Purchasers 3938 Section 2.07 Increase in Facility Limit 4039 ARTICLE III NON-REINVESTMENT EVENTS 4140 Section 3.01 Non-Reinvestment Events 4140 ARTICLE IV SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS 4240 Section 4.01 Settlement Procedures 4240 Section 4.02 Payments and Computations, Etc 4544 ARTICLE V INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND BACK-UP SECURITY INTEREST 4644 Section 5.01 Increased Costs 4645 Section 5.02 Funding Losses 4746 Section 5.03 Taxes 4846 Section 5.04 Inability to Determine Adjusted LIBOR or LMIR; Change in Legality 5251 Section 5.05 Back-Up Security Interest 5251 Section 5.06 Successor Adjusted LIBOR or LMIR53Benchmark Replacement Setting 52 ARTICLE VI CONDITIONS TO EFFECTIVENESS AND INVESTMENTS 5560 Section 6.01 Conditions Precedent to Effectiveness and the Initial Investment 5560 Section 6.02 Conditions Precedent to All Investments 5560 Section 6.03 Conditions Precedent to All Releases 5561 ARTICLE VII REPRESENTATIONS AND WARRANTIES 5662 742466544 16518096 - i-

TABLE OF CONTENTS (continued) Page Section 7.01 Representations and Warranties of the Seller 5662 Section 7.02 Representations and Warranties of the Servicer 6267 ARTICLE VIII COVENANTS 6772 Section 8.01 Covenants of the Seller 6772 Section 8.02 Covenants of the Servicer 7479 Section 8.03 Separate Existence of the Seller 8186 ARTICLE IX ADMINISTRATION AND COLLECTION OF RECEIVABLES 8590 Section 9.01 Appointment of the Servicer 8590 Section 9.02 Duties of the Servicer 8691 Section 9.03 Blocked Account Arrangements 8691 Section 9.04 Enforcement Rights 8792 Section 9.05 Responsibilities of the Seller 8893 Section 9.06 Servicing Fee 8994 Section 9.07 Excluded Obligors 8994 ARTICLE X EVENTS OF TERMINATION 9095 Section 10.01 Events of Termination 9095 ARTICLE XI THE ADMINISTRATIVE AGENT 9398 Section 11.01 Authorization and Action 9398 Section 11.02 Administrative Agent’s Reliance, Etc 9498 Section 11.03 Administrative Agent and Affiliates 9499 Section 11.04 Indemnification of Administrative Agent 9499 Section 11.05 Delegation of Duties 9599 Section 11.06 Action or Inaction by Administrative Agent 9599 Section 11.07 Notice of Events of Termination or Non-Reinvestment Events; Action by Administrative Agent 95100 Section 11.08 Non-Reliance on Administrative Agent and Other Parties 95100 Section 11.09 Successor Administrative Agent 96101 Section 11.10 Structuring Agent 96101 Section 11.11 Milano Facility Intercreditor Agreement 96101 Section 11.12 LIBOR Notification 97101 Section 11.13 Erroneous Payments 102 742466544 16518096 - ii-

TABLE OF CONTENTS (continued) Page ARTICLE XII THE GROUP AGENTS 97104 Section 12.01 Authorization and Action 97104 Section 12.02 Group Agent’s Reliance, Etc 97104 Section 12.03 Group Agent and Affiliates 98105 Section 12.04 Indemnification of Group Agents 98105 Section 12.05 Delegation of Duties 98105 Section 12.06 Notice of Events of Termination and Non-Reinvestment Events 98105 Section 12.07 Non-Reliance on Group Agent and Other Parties 99106 Section 12.08 Successor Group Agent 99106 Section 12.09 Reliance on Group Agent 99106 ARTICLE XIII INDEMNIFICATION 99107 Section 13.01 Indemnities by the Seller 99107 Section 13.02 Indemnification by the Servicer 102109 ARTICLE XIV MISCELLANEOUS 103110 Section 14.01 Amendments, Etc 103110 Section 14.02 Notices, Etc 104111 Section 14.03 Assignability; Addition of Purchasers 105112 Section 14.04 Costs and Expenses 108115 Section 14.05 No Proceedings; Limitation on Payments 108115 Section 14.06 Confidentiality 109116 Section 14.07 GOVERNING LAW 111118 Section 14.08 Execution in Counterparts 111118 Section 14.09 Integration; Binding Effect; Survival of Termination 111118 Section 14.10 CONSENT TO JURISDICTION 111118 Section 14.11 WAIVER OF JURY TRIAL 112119 Section 14.12 Ratable Payments 112119 Section 14.13 Limitation of Liability 112119 Section 14.14 Intent of the Parties 113120 Section 14.15 USA Patriot Act 113120 Section 14.16 Right of Setoff 113120 Section 14.17 Severability 114120 742466544 16518096 -iii-

TABLE OF CONTENTS (continued) Page Section 14.18 Mutual Negotiations 114120 Section 14.19 Captions and Cross References 114121 ARTICLE XV SELLER GUARANTY 114121 Section 15.01 Guaranty of Payment 114121 Section 15.02 Unconditional Guaranty 114121 Section 15.03 Modifications 116123 Section 15.04 Waiver of Rights 116123 Section 15.05 Reinstatement 117124 Section 15.06 Remedies 117124 Section 15.07 Subrogation 117124 Section 15.08 Inducement 118124 Section 15.09 Security Interest 118125 Section 15.10 Further Assurances 119125 742466544 16518096 - iv-

waived by the PBGC; (b) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by Parent or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Company of any ERISA Affiliate to make a payment to a Pension Plan required under Section 303(k) of ERISA, which Section imposes a lien for failure to make required payments; (f) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which, in the reasonable judgment of Parent, might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; (g) the withdrawal by Parent or any ERISA Affiliate from any Multiemployer Plan or the termination of such Multiemployer Plan resulting in liability pursuant to Title IV of ERISA; or (h) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code). “Erroneous Payment” has the meaning assigned to it in Section 11.13(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 11.13(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 11.13(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 11.13(d). “Euro-Rate Reserve Percentage” means, the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including without limitation, supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). “Event of Termination” has the meaning specified in Section 10.01. For the avoidance of doubt, any Event of Termination that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 14.01. “Excess Concentration” means the sum of the following amounts, without duplication: (a) the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus (b) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that are Unbilled Receivables, over (ii) the product of (x) 40.00%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus 14 742466544 16518096

“Excluded Obligor Request” means a request, in substantially the form of Exhibit I to this Agreement, made by or on behalf of the Servicer pursuant to Section 9.07 of this Agreement. “Excluded Receivable” means any Receivable (as defined without giving effect to the proviso in the definition thereof) (i) that constitutes a fixed “hell or high-water” lease payment for equipment and software dedicated to providing information technology services to an Obligor and any termination payments owed by an Obligor related thereto, which Receivable has been sold or assigned by the related Originator to a third party that is not an Affiliate of Parent pursuant to a transaction or series of transactions that have been disclosed in writing by the Servicer to the Administrative Agent and the Group Agents prior to the later of the Closing Date and such sale; provided, that any such written disclosure shall identify the buyer or assignee of the relevant Excluded Receivable and the Obligor(s) thereof, (ii) originated on or after the applicable Excluded Obligor Date, the Obligor of which is an Excluded Obligor or any Subsidiary thereof or (iii) that is an MMIS Receivable. Except as otherwise agreed in writing by the Seller, the Servicer, the Administrative Agent and the Group Agents, no Receivable sold or contributed to the Seller pursuant to the Purchase and Sale Agreement shall subsequently become an Excluded Receivable. “Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Purchaser, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Purchaser, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in its Capital or Commitment pursuant to a law in effect on the date on which (i) such Purchaser funds an Investment or its Commitment or (ii) such Purchaser changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable either to such Purchaser’s assignor immediately before such Purchaser became a party hereto or to such Purchaser immediately before it changed its lending office, (c) Taxes attributable to such Affected Person’s failure to comply with Section 5.03(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Exiting Group” has the meaning set forth in Section 2.02(g). “Exiting Purchaser” has the meaning set forth in Section 2.02(g). “Facility Limit” means $500,000,000400,000,000 as reduced or increased from time to time pursuant to Sections 2.02(e) or 2.07. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between the United States and any other 16 742466544 16518096

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Asset Control of the U.S. Department of Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “Scheduled Termination Date” means August 5, 2021,July 29, 2022, as such date may be extended from time to time pursuant to Section 2.02(g). “Scheduled Unavailability Date” has the meaning set forth in Section 5.06(b)(ii). “SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor. “Secured Parties” means each Purchaser Party, each Seller Indemnified Party and each Affected Person. “Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time. “Seller” has the meaning specified in the preamble to this Agreement. “Seller Collateral” has the meaning set forth in Section 15.09. “Seller Guaranty” has the meaning set forth in Section 15.01. “Seller Indemnified Amounts” has the meaning set forth in Section 13.01(a). “Seller Indemnified Party” has the meaning set forth in Section 13.01(a). “Seller Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Seller to any Purchaser Party, Seller Indemnified Party and/or any Affected Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include, without limitation, all obligations of the Seller in respect of the Seller Guaranty and the payment of all Capital, Yield, Fees, Erroneous Payment Subrogation Rights, and other amounts due or to become due under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including, without limitation, interest, fees and other obligations that accrue after the commencement of any Insolvency Proceeding with respect to the Seller (in each case whether or not allowed as a claim in such proceeding). “Seller Obligation Final Due Date” means the date that (i) is one hundred eighty (180) days following the Scheduled Termination Date or (ii) such earlier date on which the Aggregate Capital becomes due and payable pursuant to Section 10.01. “Seller’s Net Worth” means, at any time of determination, an amount equal to (i) the Outstanding Balance of all Pool Receivables at such time, minus (ii) the sum of (A) the Aggregate Capital at such time, plus (B) the Aggregate Yield at such time, plus (C) the aggregate 29 742466544 16518096

“Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company. “Subordinated Note” has the meaning set forth in the Purchase and Sale Agreement. “Sub-Servicer” has the meaning set forth in Section 9.01(d). “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Successor Rate” has the meaning set forth in Section 5.06(b). “Successor Rate Conforming Changes” means, with respect to any proposed Successor Rate, any conforming changes to the definitions of Base Rate, Adjusted LIBOR, LMIR and Yield Period and any related definitions, the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent and with the consent of the Seller (such consent not to be unreasonably withheld, delayed or conditioned), to reflect the adoption of such Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Successor Rate exists, in such other manner of administration as the Administrative Agent determines with the consent of the Seller (such consent not to be unreasonably withheld, delayed or conditioned)). For the avoidance of doubt, any amendment effectuating any Successor Rate Conforming Changes shall be subject to the Seller’s approval. 31 742466544 16518096

Administrative Agent for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the Seller’s right, title and interest in, to and under all of the Sold Assets, whether now or hereafter owned, existing or arising. The Administrative Agent (for the benefit of the Secured Parties) shall(b) have, with respect to all the Sold Assets, and in addition to all the other rights and remedies available to the Administrative Agent (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC. The Seller hereby authorizes the Administrative Agent to file financing statements describing the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement. For the avoidance of doubt, (i) the grant of security interest pursuant to(c) this Section 5.05 shall be in addition to, and shall not be construed to limit or modify, the sale of Sold Assets pursuant to Section 2.01(b) or the Seller’s grant of security interest pursuant to Section 15.09, (ii) nothing in Section 2.01 shall be construed as limiting the rights, interests (including any security interest), obligations or liabilities of any party under this Section 5.05, and (iii) subject to the foregoing clauses (i) and (ii), this Section 5.05 shall not be construed to contradict the intentions of the parties set forth in Section 2.01(c). Successor Adjusted LIBOR or LMIR. Benchmark Replacement Setting. Section 5.06 The Administrative Agent shall give prompt notice to the Seller and the(a) Group Agents of the applicable interest rate determined by the Administrative Agent for purposes of Section 5.04(a) or 5.04(b).Announcements Related to LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR (the “IBA”) and the U.K. Financial Conduct Authority, the regulatory supervisor for the IBA, announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12-month USD LIBOR tenor settings (collectively, the “Cessation Announcements”). The parties hereto acknowledge that, as a result of the Cessation Announcements, a Benchmark Transition Event occurred on March 5, 2021 with respect to USD LIBOR under clauses (1) and (2) of the definition of Benchmark Transition Event below; provided however, no related Benchmark Replacement Date occurred as of such date. Notwithstanding anything to the contrary in this Agreement or any other(b) Transaction Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Seller or the Majority Group Agents notify the Administrative Agent (with, in the case of the Majority Group Agents, a copy to the Seller) that the Seller or Majority Group Agents (as applicable) have determined, that:Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other 53 742466544 16518096

Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Group Agents without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Group Agents comprising the Majority Group Agents. (i) adequate and reasonable means do not exist for ascertaining Adjusted LIBOR or LMIR for such Yield Period or day, as applicable, including, without limitation, because Adjusted LIBOR or LMIR is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the supervisor for the administrator of the Purchaser Designated Reference Rate for the applicable currency or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which Adjusted LIBOR or LMIR shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); then, after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Seller may amend this Agreement to replace Adjusted LIBOR or LMIR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) giving due consideration to the then prevailing market convention broadly accepted by the syndicated loan market for determining a rate of interest in respect of such currency for syndicated loans in the United States at such time (any such proposed rate, a “Successor Rate”), together with any proposed Successor Rate Conforming Changes and, notwithstanding anything to the contrary in Section 14.01, any such amendment shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Group Agents and the Seller unless, prior to such time, Group Agents comprising the Majority Group Agents have delivered to the Administrative Agent written notice that such Majority Group Agents do not accept such amendment. Benchmark Replacement Conforming Changes. In connection with the(c) implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) If no Successor Rate has been determined and the circumstances under(d) Section 5.06(b)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Seller and each Group Agent. Thereafter, the obligation of the Purchasers to make or maintain Portions of Capital or Investments for which 54 742466544 16518096

Yield would otherwise be determined with reference to Adjusted LIBOR or LMIR, as applicable, shall be suspended (to the extent of the affected Portions of Capital, Investments or Yield Periods) and the utilization of Adjusted LIBOR or LMIR, as applicable, in determining the Base Rate shall be suspended. Upon receipt of such notice, the Seller may revoke any pending request for an Investment of, conversion to or continuation of Portions of Capital or Investments for which Yield would otherwise be determined with reference to Adjusted LIBOR or LMIR, as applicable (to the extent of the affected Portions of Capital, Investments or Yield Periods) or, failing that, will be deemed to have converted such request into a request to make Investments or continue such Portions of Capital for which Yield by reference to the Base Rate in the amount specified therein and, notwithstanding anything to the contrary in Section 14.01, such rate shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Agent shall have posted such proposed rate to all Group Agents unless, prior to such time, Group Agents comprising the Majority Group Agents have delivered to the Administrative Agent written notice that such Majority Group Agents do not accept such rate, in each case in the amount specified therein.Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Seller and the Group Agents of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election, or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Group Agent (or Majority Group Agents) pursuant to this Section 5.06 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 5.06. (d) Notwithstanding anything to the contrary contained herein, if at any time the Successor Rate is less than zero, at such times, such rate shall be deemed to be zero for purposes of this Agreement. Unavailability of Tenor of Benchmark. Notwithstanding anything to the(e) contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Yield Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify 55 742466544 16518096 the definition of “Yield Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. Benchmark Unavailability Period. Upon the Seller’s receipt of notice of(f) the commencement of a Benchmark Unavailability Period, the Seller may revoke any request for an Investment accruing Yield based on USD LIBOR, conversion to or continuation of Investments accruing Yield based on USD LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Seller will be deemed to have converted any such request into a request for an Investment of or conversion to Investments accruing Yield under the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Term SOFR Transition Event. Notwithstanding anything to the contrary(g) herein or in any other Transaction Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document; and (ii) Investments outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to Investments bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, this paragraph (g) shall not be effective unless the Administrative Agent has delivered to the Group Agents and the Seller a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion. Certain Defined Terms. As used in this Section 5.06: (h) “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then current Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Yield Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Yield Period” pursuant to paragraph (e) of this Section 5.06, or (y) if the then current Benchmark is not a term rate nor based on a term rate, any payment period for interest calculated with reference to such Benchmark pursuant to this Agreement as of such date. For the avoidance of doubt, the Available Tenor for LMIR is one month. “Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election, or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable 56 742466544 16518096

Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (b) or (g) of this Section 5.06. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (1) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement(2) Adjustment; (3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Seller as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that in the case of an Other Benchmark Rate Election, the “Benchmark Replacement” shall mean the alternative set forth in clause (3) above and when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Seller shall be the term benchmark rate that is used in lieu of a USD LIBOR based rate in relevant other U.S. dollar denominated syndicated credit facilities; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement: for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the(1) applicable amount(s) set forth below: Available Tenor Benchmark Replacement Adjustment* One-Week 0.03839% (3.839 basis points) 57 742466544 16518096

One-Month 0.11448% (11.448 basis points) Two-Months 0.18456% (18.456 basis points) Three-Months 0.26161% (26.161 basis points) Six-Months 0.42826% (42.826 basis points) * These values represent the ARRC/ISDA recommended spread adjustment values available here: https://assets.bbhub.io/professional/sites/10/IBOR-Fallbacks-LIBOR-Cessat ion_Announcement_20210305.pdf (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Seller for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities; provided that, if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Yield Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). 58 742466544 16518096

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Group Agents and the Seller pursuant to this Section 5.06, which date shall be at least thirty (30) days from the date of the Term SOFR Notice; or (4) in the case of an Early Opt-in Election or an Other Benchmark Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or an Other Benchmark Rate Election, as applicable, is provided to the Group Agents, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or an Other Benchmark Rate Election, as applicable, is provided to the Group Agents, written notice of objection to such Early Opt-in Election or an Other Benchmark Rate Election, as applicable, from Group Agents comprising the Majority Group Agents. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); 59 742466544 16518096

(2) a public statement or publication of information by an Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Official Body having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 5.06 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 5.06. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. 60 742466544 16518096

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Seller to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Seller to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Group Agents. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR or, if no floor is specified, zero. “Official Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Other Benchmark Rate Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (x) either (i) a request by the Seller to the Administrative Agent , or (ii) notice by the Administrative Agent to the Seller, that, at the determination of the Seller or the Administrative Agent, as applicable, U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a USD LIBOR based rate, a term benchmark rate as a benchmark rate, and (y) the Administrative Agent, in its sole discretion, and the Seller jointly elect to trigger a fallback from USD LIBOR and the provision, as applicable, by the Administrative Agent of written notice of such election to the Seller and the Group Agents. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. 61 742466544 16518096

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Group Agents and the Seller of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for each Available Tenor, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with Section 5.06 that is not Term SOFR. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “USD LIBOR” means the London interbank offered rate for U.S. dollars. ARTICLE VI CONDITIONS TO EFFECTIVENESS AND INVESTMENTS Conditions Precedent to Effectiveness and the Initial Investment. ThisSection 6.01 Agreement shall become effective as of the Closing Date when (a) the Administrative Agent shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit H hereto, in each case, in form and substance reasonably acceptable to the Administrative Agent and (b) all fees and expenses payable by the Seller on the Closing Date to the Purchaser Parties have been paid in full in accordance with the terms of the Transaction Documents. Conditions Precedent to All Investments. Each Investment hereunder onSection 6.02 or after the Closing Date shall be subject to the conditions precedent that: 62 742466544 16518096 of resignation, the departing Administrative Agent may, on behalf of the Secured Parties, petition a court of competent jurisdiction to appoint a successor Administrative Agent.

(b) Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. After any resigning Administrative Agent's resignation hereunder, the provisions of this Article XI and Article XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

Section 11.10 Structuring Agent. Each of the parties hereto hereby acknowledges and agrees that the Structuring Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, other than the Structuring Agent's right to receive fees pursuant to Section 2.03. Each Purchaser Party acknowledges that it has not relied, and will not rely, on the Structuring Agent in deciding to enter into this Agreement and to take, or omit to take, any action under any Transaction Document.

Section 11.11 Milano Facility Intercreditor Agreement. Each Purchaser and Group Agent is or that becomes a party hereto acknowledges and agrees that it (i) has received and reviewed a copy of the Milano Facility Intercreditor Agreement, (ii) consents to the Servicer's, the Seller's entry into the Milano Facility Intercreditor Agreement and (iii) will comply with the terms of the Milano Facility Intercreditor Agreement.

Section 11.12 LIBOR Notification. Section 5.06 of this Agreement provides a mechanism for determining an alternative rate of interest in the event that Adjusted LIBOR or LMIR, as applicable, is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of Adjusted LIBOR or LMIR, as applicable, or with respect to any alternative or successor rate thereto, or replacement rate therefor.

Section 11.13 Erroneous Payments.

(a) If the Administrative Agent notifies a Purchaser, a Group Agent or a Secured Party, or any Person who has received funds on behalf of a Purchaser, a Group Agent or Secured Party (any such Purchaser, Group Agent, Secured Party or other recipient, a "Payment Recipient") that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Purchaser, Group Agent, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the

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benefit of the Administrative Agent, and such Purchaser, Group Agent or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. Without limiting immediately preceding clause (a), each Purchaser, Group(b) Agent or Secured Party, or any Person who has received funds on behalf of a Purchaser, Group Agent or Secured Party such Purchaser, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Purchaser, Group Agent or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (A) in the case of immediately preceding clauses (x) or (y), an error shall(i) be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and such Purchaser, Group Agent or Secured Party shall (and shall cause any(ii) other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.13(b). Each Purchaser, Group Agent or Secured Party hereby authorizes the(c) Administrative Agent to set off, net and apply any and all amounts at any time owing to such Purchaser or Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Purchaser, Group Agent or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. 105 742466544 16518096

In the event that an Erroneous Payment (or portion thereof) is not(d) recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Purchaser or Group Agent that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Purchaser or Group Agent at any time, (i) such related Purchaser shall be deemed to have assigned its Capital (but not its Commitments) with respect to which such Erroneous Payment was made in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Capital (but not Commitments) the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Seller) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, (ii) the Administrative Agent as the assignee Purchaser shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Purchaser shall become a Purchaser hereunder, with respect to such Erroneous Payment Deficiency Assignment and the assigning Purchaser shall cease to be a Purchaser hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Purchaser and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Capital subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Capital acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Purchaser shall be reduced by the net proceeds of the sale of such Capital (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Purchaser or related Group Agent (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Purchaser and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold Capital (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Purchaser, related Group Agent or Secured Party under the Transaction Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). The parties hereto agree that an Erroneous Payment shall not pay, prepay,(e) repay, discharge or otherwise satisfy any Seller Obligations owed by the Seller or the Servicer, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Seller or the Servicer for the purpose of making such Erroneous Payment. 106 742466544 16518096

To the extent permitted by Applicable Law, no Payment Recipient shall(f) assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine Each party’s obligations, agreements and waivers under this Section 11.13(g) shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Seller Obligations (or any portion thereof) under any Transaction Document. ARTICLE XII THE GROUP AGENTS Authorization and Action. Each Purchaser Party that belongs to a GroupSection 12.01 hereby appoints and authorizes the Group Agent for such Group to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Group Agent by the terms hereof, together with such powers as are reasonably incidental thereto. No Group Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against any Group Agent. No Group Agent assumes, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with the Seller or any Affiliate thereof, any Purchaser except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall any Group Agent ever be required to take any action which exposes such Group Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law. Group Agent’s Reliance, Etc. No Group Agent nor any of its directors,Section 12.02 officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as a Group Agent under or in connection with this Agreement or any other Transaction Documents in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, a Group Agent: (a) may consult with legal counsel (including counsel for the Administrative Agent, the Seller or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Purchaser Party (whether written or oral) and shall not be responsible to any Purchaser Party for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Seller or any Affiliate thereof or any other Person or to inspect the property (including the books and records) of the Seller or any Affiliate thereof; (d) shall not be responsible to any Purchaser Party for the due execution, 107 742466544 16518096

SCHEDULE I Groups And Commitments Group of PNC Bank, National Association Party Capacity Commitment PNC Bank, National Association Committed Purchaser $125,000,000.00100,000,000.00 PNC Bank, National Association Group Agent N/A Group of Wells Fargo Bank, National Association Party Capacity Commitment Wells Fargo Bank, National Association Committed Purchaser $66,666,666.6753,333,333.34 Wells Fargo Bank, National Association Group Agent N/A Group of MUFG Bank, Ltd. Party Capacity Commitment MUFG Bank, Ltd. Committed Purchaser $125,000,000.00100,000,000.00 MUFG Bank, Ltd. Group Agent N/A Group of Fifth Third Bank, National Association Party Capacity Commitment Fifth Third Bank, National Association Committed Purchaser $50,000,000.0040,000,000.00 Fifth Third Bank, National Association Group Agent N/A Group of Mizuho Bank, Ltd. Party Capacity Commitment Mizuho Bank, Ltd. Committed Purchaser $66,666,666.6753,333,333.33 Mizuho Bank, Ltd. Group Agent N/A Group of The Toronto Dominion Bank Party Capacity Commitment The Toronto Dominion Bank Committed Purchaser $66,666,666.6653,333,333.33 Schedule I- 1 742466544 16518096

SCHEDULE II-B Blocked Account and Blocked Account Bank Bank: Account # PNC Bank, National Association 5303623013 Schedule II-AB- 1 742466544 16518096

Exhibit B 742465929 16518096 Exhibit B Closing Memorandum [Attached]

742471322 16518096 CLOSING MEMORANDUM ELEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT among DXC RECEIVABLES LLC, as Seller DXC TECHNOLOGY COMPANY, as Servicer THE PERSONS FROM TIME TO TIME PARTY THERETO, as Committed Purchasers and Group Agents and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent For July 30, 2021 Closing

742471322 16518096 2 Parties and Abbreviations: Administrative Agent PNC Blocked Account Bank(s) PNC Bank, National Association Committed Purchasers PNC, Wells Fargo Bank, National Association, MUFG Bank, Ltd., Fifth Third Bank, Mizuho Bank, Ltd. and The Toronto Dominion Bank DXC DXC Technology Company, a Nevada corporation DXC Parties Each of the Servicer, the Originators, the Seller and the Performance Guarantor Ferraiuoli Ferraiuoli LLC, Puerto Rico counsel to CSC Puerto Rico, LLC Group Agents PNC, Wells Fargo Bank, National Association, MUFG Bank, Ltd., Fifth Third Bank, Mizuho Bank, Ltd. and The Toronto Dominion Bank Honigman Honigman LLP, Michigan counsel to CSC Convansys Corporation MB Mayer Brown LLP, special counsel to the Administrative Agent, Group Agents and Committed Lenders Nutter Nutter, McClennen & Fish LLP, Massachusetts counsel to CSC Consulting Originators CSC Puerto Rico, LLC, a Puerto Rico limited liability company, CSC Covansys Corporation, a Michigan corporation, DXC Technology Services LLC, a Delaware limited liability company, Alliance-One Services, Inc., a Delaware corporation, Computer Sciences Corporation, a Nevada corporation, CSC Consulting, Inc., a Massachusetts corporation, CSC Cybertek Corporation, a Texas corporation, Mynd Corporation, a South Carolina corporation, and Tribridge Holdings, LLC, a Delaware limited liability company Performance Guarantor DXC PNC PNC Bank, National Association Reed Smith Reed Smith LLP, special counsel and Texas and California counsel to the DXC Parties Seller DXC Receivables LLC, a Delaware limited liability company Servicer DXC Structuring Agent PNC Capital Markets LLC Womble Womble Carlyle Sandridge & Rice, South Carolina counsel to Mynd Corporation Woodburn and Wedge Woodburn and Wedge, Nevada counsel to DXC and Computer Sciences Corporation

742471322 16518096 3 Document A. BASIC DOCUMENTS 1. Eleventh Amendment to Receivables Purchase Agreement Exhibit A: Conformed Copy of Receivables Purchase Agreement 2. Eighth Amended and Restated Fee Letter